Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations:

Ed Lockwood

Sr. Director, Investor Relations

(408) 875-9529

ed.lockwood@kla-tencor.com

Media Relations:

Meggan Powers

Sr. Director, Corporate Communications

(408) 875-8733

meggan.powers@kla-tencor.com

KLA-TENCOR™ REPORTS FISCAL 2011 THIRD QUARTER RESULTS

MILPITAS, Calif., April 28, 2011 —KLA-Tencor Corporation™ (NASDAQ: KLAC) today announced operating results for its third quarter of fiscal year 2011, which ended on March 31, 2011, and reported GAAP net income of $210 million and GAAP earnings per diluted share of $1.22 on revenues of $834 million.

“KLA-Tencor’s solid third quarter financial results reflect the strong demand environment and our ability to deliver innovative solutions that enable our customers to meet their critical yield challenges,” commented Rick Wallace, KLA-Tencor’s president and CEO. “We’re continuing our focus on delivering strong financial performance by leveraging our market and technology leadership.”

GAAP Results
	Q3 FY 2011	Q2 FY 2011	Q3 FY 2010
Revenues	$ 834 million	$ 766 million	$ 478 million
Net Income	$ 210 million	$ 185 million	$ 57 million
Earnings per Diluted Share	$1.22	$1.09	$0.33

Non-GAAP Results
	Q3 FY 2011	Q2 FY 2011	Q3 FY 2010
Net Income	$ 225 million	$ 187 million	$ 71 million
Earnings per Diluted Share	$1.31	$1.10	$0.41

A reconciliation between GAAP operating results and non-GAAP operating results is provided following the financial statements that are part of this release. Non-GAAP results include the impact of stock-based compensation, but exclude the impact of acquisitions, restatement and restructuring related items, and certain discrete tax items.

KLA-Tencor will discuss the results for its fiscal year 2011 third quarter, along with its outlook, on a conference call today beginning at 2:00 p.m. Pacific Daylight Time. A webcast of the call will be available at: www.kla-tencor.com

Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the ability of KLA-Tencor’s solutions to successfully address customer needs, the company’s current and future focus on delivering strong financial performance, its ability to deliver such performance, and the company’s ability to continue to successfully operate its business model (including maintaining and leveraging its current market and technology positions) are forward-looking statements, and are subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations, and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the demand for semiconductors; the financial condition of the global capital markets and the general macroeconomic environment; new and enhanced product and technology offerings by competitors; cancellation of orders by customers; the ability of KLA-Tencor’s research and development teams to successfully innovate and develop technologies and products that are responsive to customer demands; market acceptance of the company’s existing and newly issued products; and changing customer demands. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this release, please refer to KLA-Tencor’s Annual Report on Form 10-K for the year ended June 30, 2010, subsequently filed Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA-Tencor assumes no obligation to, and does not currently intend to, update these forward-looking statements.

About KLA-Tencor:

KLA-Tencor Corporation (NASDAQ: KLAC), a leading provider of process control and yield management solutions, partners with customers around the world to develop state-of-the-art inspection and metrology technologies. These technologies serve the semiconductor, data storage, LED, photovoltaic, and other related nanoelectronics industries. With a portfolio of industry-standard products and a team of world-class engineers and scientists, the company has created superior solutions for its customers for over 30 years. Headquartered in Milpitas, California, KLA-Tencor has dedicated customer operations and service centers around the world. Additional information may be found at www.kla-tencor.com. (KLAC-F)

Use of Non-GAAP Financial Information:

The non-GAAP and supplemental information provided in this press release is a supplement to, and not a substitute for, KLA-Tencor’s financial results presented in accordance with United States GAAP.

To supplement KLA-Tencor’s condensed consolidated financial statements presented in accordance with GAAP, the company provides certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of KLA-Tencor’s operating performance and its prospects in the future. Specifically, KLA-Tencor believes that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to KLA-Tencor’s financial performance by excluding certain costs and expenses that the company believes are not indicative of its core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

KLA-Tencor Corporation

Condensed Consolidated Unaudited Balance Sheets

(In thousands)	March 31, 2011	June 30, 2010
ASSETS
Cash, cash equivalents and marketable securities	$1,839,574	$1,534,044
Accounts receivable, net	566,069	440,125
Inventories, net	556,798	401,730
Other current assets	468,450	459,566
Land, property and equipment, net	250,571	236,752
Goodwill	328,159	328,006
Purchased intangibles, net	93,855	117,336
Other non-current assets	345,867	389,497

Total assets	$4,449,343	$3,907,056

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$142,126	$107,938
Deferred system profit	230,069	204,764
Unearned revenue	45,908	37,026
Other current liabilities	438,634	422,059

Total current liabilities	856,737	771,787

Non-current liabilities:
Long-term debt	746,154	745,747
Income tax payable	68,178	53,492
Unearned revenue	35,064	20,354
Other non-current liabilities	70,193	69,065

Total liabilities	1,776,326	1,660,445

Stockholders’ equity:
Common stock and capital in excess of par value	1,006,949	921,460
Retained earnings	1,674,589	1,356,454
Accumulated other comprehensive income (loss)	(8,521)	(31,303)

Total stockholders’ equity	2,673,017	2,246,611

Total liabilities and stockholders’ equity	$4,449,343	$3,907,056

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Operations

	Three months ended		Nine months ended
(In thousands, except per share data)	March 31, 2011	March 31, 2010	March 31, 2011	March 31, 2010
Revenues:
Product	$691,270	$349,787	$1,869,736	$893,984
Service	142,789	128,512	412,992	367,357

Total revenues	834,059	478,299	2,282,728	1,261,341

Costs and operating expenses:
Costs of revenues	327,696	208,565	903,063	587,743
Engineering, research and development	95,617	84,741	285,234	246,251
Selling, general and administrative	98,967	93,714	278,170	274,023

Total costs and operating expenses	522,280	387,020	1,466,467	1,108,017
Income from operations	311,779	91,279	816,261	153,324

Interest income and other, net	(10,259)	(11,008)	(40,238)	(12,245)

Income before income taxes	301,520	80,271	776,023	141,079
Provision for income taxes	91,737	23,255	226,552	41,864

Net income	$209,783	$57,016	$549,471	$99,215

Net income per share:
Basic	$1.25	$0.33	$3.29	$0.58

Diluted	$1.22	$0.33	$3.23	$0.57

Cash dividend paid per share	$0.25	$0.15	$0.75	$0.45

Weighted average number of shares:
Basic	167,629	171,506	166,978	171,202
Diluted	171,313	173,357	169,974	173,432

KLA-Tencor Corporation

Condensed Consolidated Unaudited Statements of Cash Flows

	Three months ended March 31,
(In thousands)	2011	2010
Cash flows from operating activities:
Net income	$209,783	$57,016
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	21,075	21,420
Asset impairment charges	585	—
Non-cash stock-based compensation expense	18,847	21,469
Net gain on sale of marketable securities and other investments	(422)	(815)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Increase in accounts receivable, net	(35,069)	(23,518)
Increase in inventories	(46,856)	(25,604)
Decrease (increase) in other assets	(43,842)	20,117
Increase in accounts payable	18,994	4,843
Increase (decrease) in deferred system profit	(11,424)	19,378
Increase in other liabilities	112,240	33,366

Net cash provided by operating activities	243,911	127,672
Cash flows from investing activities:
Acquisition of business, net of cash received	—	(1,500)
Capital expenditures, net	(13,829)	(10,041)
Purchase of available-for-sale securities	(338,953)	(262,618)
Proceeds from sale and maturity of available-for-sale securities	173,391	239,575
Purchase of trading securities	(20,421)	(15,981)
Proceeds from sale of trading securities	22,556	18,354

Net cash used in investing activities	(177,256)	(32,211)
Cash flows from financing activities:
Issuance of common stock	74,927	351
Tax withholding payments related to vested and released restricted stock units	(1,826)	(709)
Common stock repurchases	(57,697)	(54,630)
Payment of dividends to stockholders	(41,942)	(25,731)

Net cash used in financing activities	(26,538)	(80,719)
Effect of exchange rate changes on cash and cash equivalents	2,537	(2,681)

Net increase in cash and cash equivalents	42,654	12,061
Cash and cash equivalents at beginning of period	596,104	531,444

Cash and cash equivalents at end of period	$638,758	$543,505

Supplemental cash flow disclosures:
Income taxes paid, net	$79,618	$14,929
Interest paid	$296	$102

KLA-Tencor Corporation

Condensed Consolidated Unaudited Supplemental Information

(In thousands, except per share data)

Reconciliation of GAAP Net Income to Non-GAAP Net Income

		Three months ended			Nine months ended
		March 31, 2011	December 31, 2010	March 31, 2010	March 31, 2011	March 31, 2010
GAAP net income		$209,783	$185,492	$57,016	$549,471	$99,215
Adjustments to reconcile GAAP net income to non-GAAP net income
Acquisition related charges	a	7,720	8,178	8,370	24,076	24,569
Restructuring, severance and other related charges	b	—	(974)	4,426	(974)	14,467
Restatement related charges	c	2,501	1,147	4,750	3,648	17,015
Income tax effect of non-GAAP adjustments	d	(3,632)	(2,921)	(6,417)	(9,410)	(20,300)
Discrete tax items	e	8,385	(3,706)	3,165	13,833	11,828

Non-GAAP net income		$224,757	$187,216	$71,310	$580,644	$146,824

GAAP net income per diluted share		$1.22	$1.09	$0.33	$3.23	$0.57

Non-GAAP net income per diluted share		$1.31	$1.10	$0.41	$3.42	$0.85

Shares used in diluted shares calculation		171,313	169,513	173,357	169,974	173,432

Pre-tax impact of items included in Consolidated Statements of Operations

	Acquisition related charges	Restructuring, severance and other related charges	Restatement related charges	Total pre-tax GAAP to non- GAAP adjustment
Three months ended March 31, 2011
Costs of revenues	$5,332	$—	$—	$5,332
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	—	2,501	3,991

Total in three months ended March 31, 2011	$7,720	$—	$2,501	$10,221

Three months ended December 31, 2010
Costs of revenues	$5,790	$—	$—	$5,790
Engineering, research and development	898	—	—	898
Selling, general and administrative	1,490	(974)	1,147	1,663

Total in three months ended December 31, 2010	$8,178	$(974)	$1,147	$8,351

Three months ended March 31, 2010
Costs of revenues	$5,908	$345	$(98)	$6,155
Engineering, research and development	898	11	(260)	649
Selling, general and administrative	1,564	4,070	5,108	10,742

Total in three months ended March 31, 2010	$8,370	$4,426	$4,750	$17,546

To supplement our condensed consolidated financial statements presented in accordance with GAAP, we provide certain non-GAAP financial information, which is adjusted from results based on GAAP to exclude certain costs and expenses, as well as other supplemental information. The non-GAAP and supplemental information is provided to enhance the user’s overall understanding of our operating performance and our prospects in the future. Specifically, we believe that the non-GAAP information provides useful measures to both management and investors regarding financial and business trends relating to our financial performance by excluding certain costs and expenses that we believe are not indicative of our core operating results. The non-GAAP information is among the budgeting and planning tools that management uses for future forecasting. However, because there are no standardized or generally accepted definitions for most non-GAAP financial metrics, definitions of non-GAAP financial metrics (for example, determining which costs and expenses to exclude when calculating such a metric) are inherently subject to significant discretion. As a result, non-GAAP financial metrics may be defined very differently from company to company, or even from period to period within the same company, which can potentially limit the usefulness of such information to an investor. The presentation of non-GAAP and supplemental information is not meant to be considered in isolation or as a substitute for results prepared and presented in accordance with United States GAAP.

a	Acquisition related charges include amortization of intangible assets, inventory fair value adjustments, and in-process research and development charges associated with acquisitions. Management believes that the expense associated with the amortization of acquisition related intangible assets is appropriate to be excluded because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have short lives, and exclusion of the amortization expense allows comparisons of operating results that are consistent over time for both KLA-Tencor’s newly acquired and long-held businesses. Management believes that it is appropriate to exclude acquisition related inventory fair value adjustments and in-process research and development charges as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
b	Restructuring, severance and other related charges include gains and costs associated with the company’s facilities divestment and consolidation program, reductions in force, and gains and losses from sales of facilities. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
c	Restatement related charges include legal and other expenses related to the investigation regarding the company’s historical stock option granting process and related shareholder litigation and other matters. KLA-Tencor paid or reimbursed legal expenses incurred in connection with the investigation of its historical stock option practices and the related litigation and government inquiries by a number of its current and former directors, officers and employees. KLA-Tencor is currently paying defense costs for a former officer and employee facing SEC civil actions to which the company is not a party, and the company is also obligated to pay the attorneys’ fees and expenses incurred by former employees in connection with discovery undertaken in that case. The company is further incurring costs associated with retaining counsel to respond to discovery requests and otherwise representing the company in that litigation. Management believes that it is appropriate to exclude those items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.
d	Income tax effect of non-GAAP adjustments includes the income tax effects of the excluded items noted above. Management believes that it is appropriate to exclude the tax effects of the items noted above in order to present a more meaningful measure of non-GAAP net income.
e	Discrete tax items include the tax impact of shortfalls in excess of cumulative windfall tax benefits recorded as provision for income taxes during the period. Windfall tax benefits arise when a company’s tax deduction for employee stock activity exceeds book compensation for the same activity and are generally recorded as increases to capital in excess of par value. Shortfalls arises when the tax deduction is less than book compensation and are recorded as decreases to capital in excess of par value to the extent that cumulative windfalls exceed cumulative shortfalls. Shortfalls in excess of cumulative windfalls are recorded as provision for income taxes. When there are shortfalls recorded as provision for income taxes during an earlier quarter, windfalls arising in subsequent quarters within the same fiscal year are recorded as a reduction to income taxes to the extent of the shortfalls recorded. Management believes that it is appropriate to exclude these items as they are not indicative of ongoing operating results and therefore limit comparability. Management believes excluding these items helps investors compare our operating performance with our results in prior periods as well as with the performance of other companies.